Loss per Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Loss Per Share

14.       Loss per Share

All common shares issued (including the restricted shares issued under the Company's 2011 Incentive Plan) are the Company's common stock and have equal rights to vote and participate in dividends upon their vesting. The calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. For the purpose of calculating diluted earnings per share the weighted average number of diluted shares outstanding includes the incremental shares assumed issued determined in accordance with the treasury stock method. For 2015, 2014 and 2013, and on the basis that the Company incurred losses, the effect of incremental shares would be anti-dilutive and therefore basic and diluted loss per share was the same.

Profit or loss attributable to common equity holders is adjusted by the amount of dividends accrued on Series B Preferred Stock as follows:

	2015	2014	2013

Net loss	$(64,713)	$(10,268)	$(21,205)
Less dividends on series B preferred shares	$(5,769)	$(5,080)	$-
Net loss attributed to common stockholders	(70,482)	(15,348)	(21,205)

Weighted average number of common shares, basic and diluted	79,518,009	81,292,290	81,328,390

Loss per share, basic and diluted	$(0.89)	$(0.19)	$(0.26)